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                                                  Rule 497(e) File No. 333-33607


                    Supplement Dated April 17, 1998 to the
         Statement of Additional Information Dated November 24, 1997
                         and Updated January 14, 1998

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                          NUVEEN INVESTMENT TRUST II
                        Nuveen Rittenhouse Growth Fund
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     The effect of taxes on the total return of an investment is an important consideration for investors. The Nuveen Rittenhouse Growth Fund (the "Fund") is designed for investors seeking a tax-efficient way to build and sustain wealth. The Fund has adopted certain investment policies that are designed to reduce taxable distributions, with a view toward enhancing the Fund's after-tax returns. Because the Fund generally invests in stocks with low dividend yields, the Fund expects to distribute relatively little, if any, taxable dividend income.

     The chart below shows how taxes can erode an investor's returns over time. The illustration assumes that the hypothetical investor is subject to a 31% federal tax rate on income and a 28% federal tax rate on realized capital gains. As stated in the chart, a before-tax return of 15%--2% in income, 3.25% in unrealized gains and 9.75% in realized gains--would be equivalent to, on an after-tax basis, an 11.65% return. Accordingly, this investor would lose 3.35% to taxes. This example is for illustrative purposes only and does not represent the actual or future performance of the Fund or any other investment product.

                          Before Tax  After tax  Loss Due to Taxes
      ------------------------------------------------------------
      Income                2.00%       1.38%          0.62%
      Realized Gains        9.75%       7.02%          2.73%
      Unrealized Gains      3.25%       3.25%           --
      -------------------------------------------------------------
      Total Return         15.00%      11.65%          3.35%

      Source: Nuveen